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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


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Date of Report (Date of earliest event reported):          December 22, 2000 (August 14, 2000)
                                                       --------------------------------------------


                                    NEXTEL INTERNATIONAL, INC.
                      (Exact name of registrant as specified in its charter)


            DELAWARE                      333-26649                       91-1671412
  (State or other jurisdiction           (Commission                   (I.R.S. Employer
       of incorporation)                 File Number)                 Identification No.)


        10700 PARKRIDGE BOULEVARD, SUITE 600, RESTON, VIRGINIA                   20191
               (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:                  (703) 433-4000
                                                       --------------------------------------------




---------------------------------------------------------------------------------------------------
                  (Former name or former address, if changed since last report)
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       The Form 8K filed on August 17, 2000 is hereby amended and restated to re-file exhibits 10.1 and 10.2.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)    FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.
                NOT APPLICABLE

         (b)    PRO FORMA FINANCIAL INFORMATION.
                NOT APPLICABLE

         (c)    EXHIBITS.

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                   Exhibit No    Exhibit Description
                   ----------    -------------------

                   10.1*         Form of iDEN Infrastructure Installation Services
                                 Agreement dated August 14, 2000 between Nextel
                                 International, Inc., Motorola, Inc. and each of
                                 Nextel Telecomunicacoes Ltda., Nextel Argentina
                                 S.R.L., Nextel de Mexico, S.A. de C.V., Nextel del
                                 Peru, S.A. and Nextel Communications Philippines,
                                 Inc.

                   10.2*         Form of iDEN Infrastructure Equipment Supply
                                 Agreement dated August 14, 2000 between Nextel
                                 International, Inc.,  Motorola, Inc. and each of Nextel
                                 Telecomunicacoes Ltda., Nextel Argentina S.R.L., Nextel de
                                 Mexico, S.A. de C.V., Nextel del Peru, S.A. and Nextel
                                 Communications Philippines, Inc.
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                     *Portions of this exhibit have been omitted and filed
                     separately with the Securities and Exchange Commission
                     pursuant to a request for confidential treatment.






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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     NEXTEL INTERNATIONAL, INC.


Date: December 22, 2000              By:  /s/ Robert J. Gilker
                                       ----------------------------------------
                                          Robert J. Gilker
                                          Vice President and General Counsel


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                                        EXHIBIT INDEX

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
                   Exhibit No    Exhibit Description
                   ----------    -------------------

                   10.1*         Form of iDEN Infrastructure Installation Services
                                 Agreement dated August 14, 2000 between Nextel
                                 International, Inc., Motorola, Inc. and each of Nextel
                                 Telecomunicacoes Ltda., Nextel Argentina S.R.L., Nextel de
                                 Mexico, S.A. de C.V., Nextel del Peru, S.A. and Nextel
                                 Communications Philippines, Inc.

                   10.2*         Form of iDEN Infrastructure Equipment Supply
                                 Agreement dated August 14, 2000 between Nextel
                                 International, Inc.,  Motorola, Inc. and each of Nextel
                                 Telecomunicacoes Ltda., Nextel Argentina S.R.L., Nextel de
                                 Mexico, S.A. de C.V., Nextel del Peru, S.A. and Nextel
                                 Communications Philippines, Inc.

                     ----------------------
                     *Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.